Taxation (Tables)	6 Months Ended
Jun. 30, 2019
Disclosure of income tax [Abstract]
Disclosure of Income Tax Expense

	Six months	Six months	Year
	ended	ended	ended
	Jun	Jun	Dec
	2019	2018	2018
US Dollar million	Reviewed	Reviewed	Audited

South African taxation
Prior year (over) under provision	(1)	(2)	(2)
Deferred taxation
Impairment and disposal of tangible assets	(2)	(48)	(47)
Other temporary differences	(9)	(27)	(34)
Prior year (over) under provision	(1)	—	(2)
Change in estimated deferred tax rate	—	(19)	(23)
	(13)	(96)	(108)

Foreign taxation
Normal taxation	91	108	243
Prior year (over) under provision	(4)	5	1
Deferred taxation
Temporary differences	(13)	26	(4)
Prior year (over) under provision	4	—	4
Change in estimate	—	—	(7)
Change in statutory tax rate	—	—	(1)
	78	139	236

	65	43	128

Income tax uncertainties

AngloGold Ashanti operates in numerous countries around the world and accordingly is subject to, and pays annual income taxes under the various income tax regimes in the countries in which it operates. Some of these tax regimes are defined by contractual agreements with local government, and others are defined by the general corporate income tax laws of the country.  The group has historically filed, and continues to file, all required income tax returns and to pay the taxes reasonably determined to be due.  In some jurisdictions, tax authorities are yet to complete their assessments for previous years. The tax rules and regulations in many countries are highly complex and subject to interpretation.  From time to time, the group is subject to a review of its historic income tax filings and in connection with such reviews, disputes can arise with the tax authorities over the interpretation or application of certain rules in respect of the group’s business conducted within the country involved.